Exhibit 10.1

SECOND AMENDMENT

TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Amendment”) dated and effective as of February 13, 2020 (the “Second Amendment Effective Date”) by and among ORGANOGENESIS HOLDINGS INC., a Delaware corporation (“Holdings”), ORGANOGENESIS INC., a Delaware corporation (“Organogenesis”) and PRIME MERGER SUB, LLC, a Delaware limited liability company (“Prime”, and together with Holdings and Organogenesis, individually and collectively, the “Borrower”), the several banks and other financial institutions from time to time party to this Agreement (each a “Lender” and, collectively, the “Lenders”), SILICON VALLEY BANK (“SVB”), as the Issuing Lender and the Swingline Lender, and SVB, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successors and assigns in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender are parties to that certain Credit Agreement dated as of March 14, 2019, as amended by that certain First Amendment to Credit Agreement dated as of November 12, 2019 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to modify and amend certain terms and conditions of the Credit Agreement to, modify a financial covenant, subject to the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement or in the other Loan Documents referred to in the recitals hereto, as applicable.

2. Amendment to the Credit Agreement. The Credit Agreement is hereby amended by deleting the final paragraph of Section 7.1(a) in its entirety and inserting the following in lieu thereof:

“The minimum Consolidated Revenue requirements for the quarterly periods ending March 31, 2020 and thereafter shall be determined no later than March 31 of each applicable fiscal year, by the Required Lenders, in their reasonable discretion following review of the board-approved Projection delivered pursuant to Section 6.2(c) hereof and consultation with Borrower; provided that such minimum Consolidated Revenue requirements shall in any event not be less than the greater of (i) 85% of the Consolidated Revenue reflected in such board-approved Projections and (ii) 10% year-over-year growth, when compared to each corresponding fiscal quarter from the prior fiscal year.”

3. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a)

This Amendment shall have been duly executed and delivered by the respective parties hereto. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

(b)	All necessary consents and approvals to this Amendment shall have been obtained.

(c)	Prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)

Prior to and immediately after giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date), in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

(e)

The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel required to be paid hereunder or under any other Loan Document), on or before the Second Amendment Effective Date.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)

This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

(b)

The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date), in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

5. Payment of Costs and Fees. The Borrowers shall pay to the Administrative Agent all reasonable costs, out-of-pocket expenses, and fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto (which costs include, without limitation, the reasonable fees and expenses of any attorneys retained by the Administrative Agent or any Lender).

6. Choice of Law. This Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

7. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8. Effect on Loan Documents.

(a)

The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. The consents, modifications and other agreements herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents, and shall not operate as a consent or waiver to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments, consents, modifications and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b)

To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(c)	This Amendment is a Loan Document.

9. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

10. No Defenses. Each Loan Party hereby absolutely and unconditionally releases and forever discharges the Administrative Agent, each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, attorneys and employees of any of the foregoing (each, a “Releasee” and collectively, the “Releasees”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise (each, a “Claim” and collectively, the “Claims”), which such Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment which relates directly or indirectly, to the Credit Agreement or any other Loan Document, whether such claims, demands and causes of action are matured or unmatured or known or unknown, except for the duties and obligations set forth in this Amendment and other than with respect to the acts or omissions of any Releasee that a court of competent jurisdiction determines to have resulted from the gross negligence, willful misconduct or bad faith of such Releasee.

11. Ratification. The Loan Parties hereby restate, ratify and reaffirm each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.

12. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

ORGANOGENESIS HOLDINGS INC.

By:	/s/ Timothy M. Cunningham

Name:	Timothy M. Cunningham
Title:	CFO

ORGANOGENESIS INC.

By:	/s/ Timothy M. Cunningham

Name:	Timothy M. Cunningham
Title:	CFO

PRIME MERGER SUB, LLC

By:	/s/ Timothy M. Cunningham

Name:	Timothy M. Cunningham
Title:	CFO

ADMINISTRATIVE AGENT:

SILICON VALLEY BANK

By:	/s/ Sam Subilia

Name:	Sam Subilia
Title:	Director

LENDERS:

SILICON VALLEY BANK, as Issuing Lender, Swingline Lender and as a Lender

By:	/s/ Sam Subilia

Name:	Sam Subilia
Title:	Director

MIDCAP FINANCIAL TRUST as a Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem

Name:	Maurice Amsellem
Title:	Authorized Signatory

ELM 2018-2 TRUST as a Lender

By: MidCap Financial Services Capital Management, LLC, as Servicer

By:	/s/ John O’Dea

Name:	John O’Dea
Title:	Authorized Signatory

MIDCAP FUNDING III TRUST as a Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem

Name:	Maurice Amsellem
Title:	Authorized Signatory

MIDCAP FUNDING XIII TRUST as a Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem

Name:	Maurice Amsellem
Title:	Authorized Signatory

FLEXPOINT MCLS HOLDINGS LLC, as a Lender

By:	/s/ Daniel Edelman

Name:	Daniel Edelman
Title:	Vice President